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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 5, 1998
                                                   ----------------

                                CHOICEPOINT INC.
               (Exact Name of Registrant as Specified in Charter)

GEORGIA                       001-13069                    58-2309650
(State of Incorporation)      (Commission File Number)     (IRS Employer
                                                           Identification No.)


                              1000 ALDERMAN DRIVE
                           ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 752-6000
              (Registrant's telephone number, including area code)


ITEM 2            ACQUISITION OR DISPOSITION OF ASSETS

         Effective November 5, 1998, ChoicePoint Inc., a Georgia corporation ("ChoicePoint"), through its wholly owned subsidiary ChoicePoint Services Inc., a Georgia corporation, acquired all of the capital stock and equity interests of Customer Development Corporation, an Illinois corporation ("CDC"), and its affiliated companies for $86,000,000 in cash, plus transaction costs. The final purchase price also is subject to a net worth adjustment based on the closing date balance sheet of the acquired companies. CDC, based in Peoria, Illinois, is a full-service database marketing company that designs and implements complex, customized database marketing programs primarily for clients in the insurance, consumer finance, publishing and banking industries. CDC and its affiliated companies (as described below, the "CDC Companies"), which will operate as subsidiaries of ChoicePoint, were acquired from Thomas C. Lund.

         The companies affiliated with CDC and also acquired by ChoicePoint are: Customer Database Technologies, Inc. (an Illinois corporation), which develops software packages utilized for database management applications, National Credit Audit Corporation (an Illinois corporation), which provides magazine subscriber collection services, Optimum Graphics
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Printing, Inc. (an Illinois corporation), which provides print and paper brokerage services, Financial Database Services Company (an Illinois corporation), which provides database services for information governed by the Fair Credit Reporting Act, and CDC Realty LLC (a Delaware limited liability company), which owns the real estate utilized by CDC and its affiliated companies.

         ChoicePoint intends to continue to use the equipment and other physical assets of the CDC Companies substantially in the manner in which they were utilized prior to their acquisition. ChoicePoint funded the purchase of the CDC Companies with funds drawn from ChoicePoint's revolving bank credit facility with a group of banks including Wachovia Bank and SunTrust Bank, as co-agents.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The financial statements required by this Item 7(a) will be filed by an amendment to this Current Report on Form 8-K no later than 60 days after the date hereof.

(b)      Pro Forma Financial Information.

         The pro forma financial statements required by this Item 7(b) will be filed by an amendment to this Current Report on Form 8-K no later than 60 days after the date hereof.

(c)      Exhibits.

         None.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHOICEPOINT INC.
                                  (Registrant)


                                  By: /s/ Doug C. Curling
                                      ---------------------------------------
                                      Doug C. Curling
                                      Executive Vice President,
                                      Chief Financial Officer and Treasurer


Date: November 13, 1998